SUB-ITEM 77Q1G MERGERS

Incorporated  by reference  to exhibit 4 to  post-effective  amendment  no. 1 to
Registrant's registration statement filed on Form N-14 on July 7, 2003 (Accession No. 0001127563-03-000139).